Exhibit 99.1

MATIV HOLDINGS, INC. ANNOUNCES PRICING OF ITS $400 MILLION

OFFERING OF SENIOR NOTES

ALPHARETTA, GA – September 24, 2024 – Mativ Holdings, Inc. (“Mativ” or the “Company”) (NYSE: MATV) today announced that it has priced its previously announced private offering of $400,000,000 in aggregate principal amount of its 8.000% senior notes due 2029 (the “Notes”). The Notes will bear interest at an annual rate of 8.000% and will be issued at a price equal to 100.000% of the principal amount thereof. The offering is expected to close on October 7, 2024, subject to customary closing conditions.

The Notes will be senior unsecured obligations of the Company and will be guaranteed by each of the Company’s existing and future wholly owned subsidiaries that is a borrower under or that guarantees obligations under its credit agreement or that guarantees certain other indebtedness, subject to certain exceptions.

The Company intends to use the net proceeds from the offering (i) to redeem its 6.875% Senior Notes due 2026 (“2026 Notes”) and (ii) to repay approximately $43 million aggregate principal amount of outstanding borrowings under the term loan B facility under its credit agreement.

The Notes and the related guarantees were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements under the Securities Act and any applicable securities laws of any other jurisdiction.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of the Notes in any jurisdiction in which such offer, solicitation or sales would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This press release does not constitute an offer to redeem or sell any of the 2026 Notes and does not constitute a notice of redemption of the 2026 Notes or satisfaction and discharge of the related indenture.

About Mativ

Mativ Holdings, Inc. is a global leader in specialty materials, solving our customers’ most complex challenges by engineering bold, innovative solutions that connect, protect and purify our world. Headquartered in Alpharetta, Georgia, we manufacture on three continents and generate sales in over 100 countries through our family of business-to-business and consumer product brands. The company’s two operating segments, Filtration & Advanced Materials and Sustainable & Adhesive Solutions, target premium applications across diversified and growing categories. Our broad portfolio of technologies combines polymers, fibers and resins to optimize the performance of our customers’ products across multiple stages of the value chain. Our leading positions are a testament to our best-in-class global manufacturing, supply chain and materials science capabilities. We drive innovation and enhance performance, finding potential in the impossible.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to the safe harbor created by the Act and other legal protections. Forward-looking statements include, without limitation, those regarding the incurrence of additional debt and expected maturities of the Company’s debt obligations, the adequacy of our sources of liquidity and capital, acquisition integration and growth prospects, the cost and timing of our restructuring actions, our expectations regarding our organizational realignment plan, the impact of ongoing litigation matters and environmental claims, the amount of capital spending and/or common stock repurchases, future cash flows, purchase accounting impacts, impacts and timing of our ongoing operational excellence and other cost-reduction and cost-optimization initiatives, profitability, and cash flow, the expected benefits and accretion of the merger with Neenah, Inc. and integration, whether the strategic benefits of the EP Divestiture (as defined below) can be achieved and other statements generally identified by words such as “believe,” “expect,” “intend,” “guidance,” “plan,” “forecast,” “potential,” “anticipate,” “confident,” “project,” “appear,” “future,” “should,” “likely,” “could,” “may,” “will,” “typically” and similar words.

These forward-looking statements are prospective in nature and not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which the Company’s business shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from our expectations as of the date of this report. These risks include, among other things, those set forth in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, and otherwise in our reports and filings with the Securities and Exchange Commission (“SEC”), as well as the following factors: risks associated with the implementation of our strategic growth initiatives, including diversification, and the Company’s understanding of, and entry into, new industries and technologies; risks associated with acquisitions, dispositions, strategic transactions and global asset realignment initiatives of Mativ, including the recent divestiture of our Engineered Papers business (the “EP Divestiture”); adverse changes in our end-market sectors impacting key customers; changes in the source and intensity of competition in our commercial end-markets; adverse changes in sales or production volumes, pricing and/or manufacturing costs; seasonal or cyclical market and industry fluctuations which may result in reduced net sales and operating profits during certain periods; risks associated with our technological advantages in our intellectual property and the likelihood that our current technological advantages are unable to continue indefinitely; supply chain disruptions, including the failure of one or more material suppliers, including energy, resin, fiber, and chemical suppliers, to supply materials as needed to maintain our product plans and cost structure; increases in operating costs due to inflation and continuing increases in the inflation rate or otherwise, such as labor expense, compensation and benefits costs; our ability to attract and retain key personnel, labor shortages, labor strikes, stoppages or other disruptions; changes in general economic, financial and credit conditions in the U.S., Europe, China and elsewhere, including the impact thereof on currency exchange rates (including any weakening of the Euro) and on interest rates; a failure in our risk management and/or currency or interest rate swaps and hedging programs, including the failures of any insurance company or counterparty; changes in the manner in which we finance our debt and future capital needs, including potential acquisitions; changes in tax rates, the adoption of new U.S. or international tax legislation or exposure to additional tax liabilities; uncertainty as to the long-term value of the common stock of Mativ; changes in employment, wage and hour laws and regulations in the U.S. and elsewhere, including unionization rules and regulations by the National Labor Relations Board, equal pay initiatives, additional anti-discrimination rules or tests and different interpretations of exemptions from overtime laws; the impact of tariffs, and the imposition of any future additional tariffs and other trade barriers, and the effects of retaliatory trade measures; existing and future governmental regulation and the enforcement thereof that may materially restrict or adversely affect how we conduct business and our financial results; weather conditions, including potential impacts, if any, from climate change, known and unknown, and natural disasters or unusual weather events; international conflicts and disputes, such as the ongoing conflict between Russia and Ukraine, the war between Israel and Hamas and the broader regional conflict in the Middle East, which restrict our ability to supply products into affected regions, due to the corresponding effects on demand, the application of international sanctions, or practical consequences on transportation, banking transactions, and other commercial activities in troubled regions; compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws or trade control laws, as well as other laws governing our operations; risks associated with pandemics and other public health emergencies, including the COVID-19 pandemic and its variant strains; the number, type, outcomes (by judgment or settlement) and costs of legal, tax, regulatory or administrative proceedings, litigation and/or amnesty programs; increased scrutiny from stakeholders related to environmental, social and governance (“ESG”) matters, as well as our ability to achieve our broader ESG goals and objectives; costs and timing of implementation of any upgrades or changes to our information technology systems; failure by us to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information; information technology system failures, data security breaches, network disruptions, and cybersecurity events; and other factors described elsewhere in this document and from time to time in documents that we file with the SEC.

All forward-looking statements made in this press release are qualified by these cautionary statements. Forward-looking statements herein are made only as of the date of this press release, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Media Contact

Leah Sherman-Jones

Corporate Communications

media@mativ.com

Investor Contact

Chris Kuepper

Director, Investor Relations

investors@mativ.com